Exhibit 10.22(b)
FIRST AMENDMENT TO TAX CREDIT PURCHASE AGREEMENT
This First Amendment to Tax Credit Purchase Agreement (this “Amendment”), is entered into as of December 10, 2025, by and between Green Plains Inc., an Iowa Corporation (“Seller”) and Freepoint Commodities C LLC, a Delaware corporation (“Buyer”) in connection with that certain Tax Credit Purchase Agreement, dated as of September 16, 2025 (as amended, restated, amended and restated, or otherwise modified from time to time, the “Purchase Agreement”) by and between Seller and Buyer. Seller and Buyer may be referred to herein as a “Party”, and collectively as the “Parties”. Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
WHEREAS, (i) pursuant to Section 23 of the Purchase Agreement, the Purchase Agreement may not be modified, amended, or otherwise altered except by an instrument in writing executed by the Parties and (ii) the Parties desire to amend the Purchase Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

    1.    Amendment to Purchase Agreement. Effective as of the date of this Amendment:

The first recital of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

WHEREAS, Seller owns and operates, (i) through its wholly owned subsidiary Green Plains York LLC, a Delaware limited liability company, an ethanol production facility located in York, Nebraska; (ii) through its wholly owned subsidiary Green Plains Central City LLC, a Delaware limited liability company, an ethanol production facility located in Central City, Nebraska; (iii) through its wholly owned subsidiary Green Plains Wood River LLC, a Delaware limited liability company, an ethanol production facility located in Wood River, Nebraska; (iv) through its wholly owned subsidiary Green Plains Otter Tail LLC, a Delaware limited liability company, an ethanol production facility located in Fergus Falls, Minnesota; (v) through its wholly owned subsidiary Green Plains Superior LLC, an Iowa limited liability company, an ethanol production facility located in Superior, Iowa; and (vi) through its wholly owned subsidiary Green Plains Shenandoah LLC, a Delaware limited liability company, an ethanol production facility located in Shenandoah, Iowa (each such entity, a “Company” and collectively, “Companies”) (each such ethanol production facility, a “Project” and collectively, the “Projects”);

The following shall be added at the end of Section 7(b):

Notwithstanding the foregoing provisions of this Section 7(b), with respect to Tax Credits generated from Green Plains Otter Tail LLC, Green Plains Superior LLC and Green Plains Shenandoah LLC (collectively, the “Non-Nebraska Facilities”) once the Maximum Commitment has been satisfied,

Tax Credits from the Non-Nebraska Facilities shall be marketable by the Company without regard to this Section 7(b).

    2.    Conditions Precedent to Execution. Each Party agrees that the execution and effectiveness of this Amendment are conditioned upon Seller paying (i) Buyer’s reasonable and documented legal fees in connection with entering into this Amendment and (ii) any reasonable costs of the Insurer in performing its due diligence on the Projects not located in the State of Nebraska in connection with entering into this Amendment and adding such Projects to the Tax Insurance.
3.    Confirmation of the Purchase Agreement. The Parties hereby agree that, except as specifically provided in this Amendment, the Purchase Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms without any other amendments or modifications. The Parties agree and acknowledge that this Amendment complies with the requirements set forth in Section 23 of the Purchase Agreement. Each reference in the Purchase Agreement to “this Agreement” shall mean the Purchase Agreement as amended by this Amendment and as hereinafter amended or restated.
4.    Incorporation by Reference. Section 20 (Governing Law; Venue; Waiver of Jury Trial) of the Purchase Agreement is hereby incorporated by reference, mutatis mutandis, as if fully set forth in this Amendment.
5.    Counterparts. This Amendment may be executed and delivered by the Parties by electronic format (including portable document format (.pdf)) in any number of counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
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IN WITNESS WHEREOF, each Party has caused this Amendment to be signed by its respective duly authorized officer as of the date first written above.

SELLER:

GREEN PLAINS INC.

By: /s/ Michelle Mapes
Name: Michelle Mapes
Title: Chief Legal and Administrative Officer
Date: December 10, 2025

[Signature Page to First Amendment to Tax Credit Purchase Agreement]

BUYER:

FREEPOINT COMMODITIES C LLC

By: /s/ Wendy Lewis
Name: Wendy Lewis
Title: Authorized Signor
Date: December 10, 2025

[Signature Page to First Amendment to Tax Credit Purchase Agreement]